HarborView Mortgage Pass-Through Certificates

Series 2005-9

Preliminary Marketing Materials

$1,451,709,000 (Approximate)

Lead Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                                                                                         Date Prepared: July 19, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-9

Mortgage Pass-Through Certificates, Series 2005-9

$1,451,709,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Fitch/Moody’s
1-A	$851,062,000	Not Offered Hereby		Floater (3)	Senior Floater	AAA/AAA/Aaa
2-A1A	$500,000,000	2.74 / 2.99	1-94 / 1-358	Floater (3)	Senior Floater	AAA/AAA/Aaa
2-A2A	$571,025,000	2.74 / 2.99	1-94 / 1-358	Floater (4)	Senior Mezz Floater	AAA/AAA/Aaa
2-A2B	$380,684,000	2.74 / 2.99	1-94 / 1-358	Floater (4)	Senior Mezz Floater	AAA/AAA/Aaa
1-X(5)	Notional	Not Offered Hereby		Variable	Senior IO	AAA/AAA/Aaa
2-X(6)	Notional			Variable	Senior IO	AAA/AAA/Aaa
3-X(7)	Notional			Variable	Senior IO	AAA/AAA/Aaa
1-PO(8)	$25			N/A	Senior PO	AAA/AAA/Aaa
2-PO(8)	$25			N/A	Senior PO	AAA/AAA/Aaa
3-PO(8)	$50			N/A	Senior PO	AAA/AAA/Aaa
A-R	$100			Net WAC	Senior/Residual	AAA/AAA/Aaa
B-1	$53,267,000			Floater (9)	Subordinate Floater	AA+/AA+/Aa1
B-2	$49,169,000			Floater (9)	Subordinate Floater	AA/AA/Aa2
B-3	$31,414,000			Floater (9)	Subordinate Floater	AA-/AA-/Aa3
B-4	$27,316,000			Floater (9)	Subordinate Floater	A+/A+/A1
B-5	$27,316,000			Floater (9)	Subordinate Floater	A/A/A2
B-6	$24,585,000			Floater (9)	Subordinate Floater	A-/A-/A3
B-7	$23,219,000			Floater (9)	Subordinate Floater	BBB+/BBB+/Baa1
B-8	$20,487,000			Floater (9)	Subordinate Floater	BBB/BBB/Baa2
B-9	$19,121,000			Floater (9)	Subordinate Floater	BBB-/BBB-/Baa3
B-10	$43,706,000			Floater (9)	Subordinate Floater	BBB-/BBB-/NR
B-11	$30,048,000	Privately Offered Certificates		Floater (9)	Subordinate Floater	BB/BB/NR
B-12	$43,706,000			Floater (9)	Subordinate Floater	B/B/NR
B-13	$35,512,885			Floater (9)	Subordinate Floater	NR/NR/NR
Total	$2,731,886,085

(1)

Distributions on the Class 1-A, Class 1-X and Class 1-PO Certificates will be derived primarily from a pool of adjustable-rate mortgage loans (“Group 1 Mortgage Loans”). Distributions on the Class 2-A1A, Class 2-A2A, Class 2-A2B, Class 2-X and Class 2-PO Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group 2 Mortgage Loans”). Distributions on the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11, Class B-12, Class B-13, Class 3-PO and Class 3-X Certificates will be derived primarily from the Group 1 and Group 2 Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A, Class 2-A1A, Class 2-A2A, Class 2-A2B, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11, Class B-12 and Class B-13 Certificates are shown to the first possible Optional Call Date and to maturity

(3)

On each Distribution Date the Certificate Interest Rate for the Class 1-A and Class 2-A1A Certificates will be equal to the least of (i) MTA plus the related margin, (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap. For each Distribution Date, MTA for the Certificate Interest Rate is set with the most recently available One-Year MTA as of fifteen days prior to the beginning of the related interest accrual period.

(4)

On each Distribution Date the Certificate Interest Rate for the Class 2-A2A and Class 2-A2B Certificates will be equal to the least of (i) one month LIBOR plus the related margin (which doubles  after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii)[11.00]%.

(5)

The Class 1-X Certificates will have a notional balance equal to the aggregate certificate balance of the Class 1-A Certificates immediately preceding such Distribution Date and the Class 1-PO.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans over (ii) the product of (a) interest accrued on the Class 1-A Certificates during the related accrual period and (b) 12, divided by the aggregate certificate balance of the Class 1-A Certificates.

(6)

The Class 2-X Certificates will have a notional balance equal to the aggregate certificate balance of the Class 2-A1A, Class 2-A2A and Class 2-A2B Certificates immediately preceding such Distribution Date and the Class 2-PO.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans over (ii) the product of (a) interest accrued on the Class 2-A1A, Class 2-A2A and Class 2-A2B Certificates during the related accrual period and (b) 12, divided by the aggregate certificate balance of the Class 2-A1A, Class 2-A2A and Class 2-A2B Certificates.

(7)

The Class 3-X Certificates will have a notional balance equal to the aggregate certificate balance of the Subordinate Certificates immediately preceding such Distribution Date and the Class 3-PO.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 1 and Group 2 Mortgage Loans over (ii) the product of (a) interest accrued on the Subordinate Certificates during the related accrual period and (b) 12, divided by the aggregate certificate balance of the Subordinate Certificates.

(8)

The Class 1-PO, Class 2-PO and Class 3-PO Certificates will have each have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest from the related Mortgage Loans allocated to the Class 1-X, in the case of the Class 1-PO Certificates or Class 2-X Certificates in the case of the Class 2-PO Certificates or Class 3-X Certificates in the case of the Class 3-PO Certificates, as described herein.  The Class PO Certificates will not receive interest distributions.

(9)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11, Class B-12 and Class B-13 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Originator/Servicer:

Washington Mutual Bank, FA (“WMBFA”).

Trustee/Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P, Moody’s and/or Fitch will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Statistical Cut-off Date:

July 1, 2005

Cut-off Date:

August 1, 2005.

Expected Pricing Date:

July [21], 2005.

Closing Date:

On or about August 26, 2005.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in September 2005.

Certificates:

The “Senior Certificates” will consist of the Class 1-A, Class 2-A1A, Class 2-A2A and Class 2-A2B (collectively, the “Class A Certificates”), the Class 1-PO, Class 2-PO, Class 3-PO, Class 1-X, Class 2-X, Class 3-X and Class A-R Certificates.  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11, Class B-12 and Class B-13, (collectively, the “Subordinate Certificates”).  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class A (except for the Class 1-A and Class 2-A1A Certificates) and Subordinate Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class 1-A, Class 2-A1A, Class 1-X, Class 2-X and Class 3-X Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (25 days).

Interest Accrual Period:

The interest accrual period with respect to the Class A (except for the Class 1-A and Class 2-A1A Certificates) and Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).  The interest accrual period for the Class 1-A, Class 2-A1A, Class 1-X, Class 2-X and Class 3-X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9 and Class B-10 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1, Class B-2 and Class B-3 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11, Class B-12 and Class B-13 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:

As of July 1, 2005, the aggregate principal balance of the mortgage loans described herein is approximately $2,731,638,085, of which: (i) approximately $1,009,563,708 consisted of a pool of conforming balance mortgage loans (the “Group 1 Mortgage Loans”) and (ii) approximately $1,722,074,377 consisted of a pool of conforming and non-conforming balance mortgage loans (the “Group 2 Mortgage Loans” together with the Group 1 Mortgage Loans, the “Mortgage Loans”).  The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 15 or 30 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1, 2 or 3 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their one-month fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Subordinate Certificates, initially approximately [15.70]% total subordination.

Shifting Interest:

Prior to the Distribution Date occurring in September 2015, the Subordinate Certificates for a loan group will be locked out from receipt of unscheduled principal from such loan group (unless the related Senior Certificates are paid down to zero or the credit enhancement percentage provided by the related Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive from the related loan group increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates for a loan group are as follows:

Periods:

Unscheduled Principal Payments (%)

September 2005 – August 2015

0% Pro Rata Share

September 2015 – August 2016

30% Pro Rata Share

September 2016 – August 2017

40% Pro Rata Share

September 2017 – August 2018

60% Pro Rata Share

September 2018 – August 2019

80% Pro Rata Share

September 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates related to a loan group has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in September 2008, the Subordinate Certificates of such loan group will be entitled to only 50% of their pro rata share of the related unscheduled principal payments or (ii) on or after the Distribution Date in September 2008, the Subordinate Certificates of a loan group will be entitled to 100% of their pro rata share of the related unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the related Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the related Subordinate Certificates will be allocated to the related Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans in the related group, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Certificates (other than the Class X Certificates) as follows:

(a)

any realized losses remaining on the Group 1 Mortgage Loans to the Class 1-A, the Class 1-PO, and the group 1 principal only component of the Class 3-PO Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero.

(b)

any realized losses remaining on the Group 2 Mortgage Loans to the Class 2-A1A, Class 2-A2A and Class 2-A2B Certificates and the Class 2-PO and the group 2 component of the Class 3-PO Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 2-A2A Certificates’ pro rata allocation of realized losses will be allocated to the Class 2-A2B Certificates, until the related class principal balance has been reduced to zero.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A Certificates is equal to the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans.

The “Net WAC Cap” for the Class 2-A1A, Class 2-A2A and Class 2-A2B Certificates is equal to the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, adjusted on an actual/360 basis.

The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans and (y) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, in each case weighted by the related group subordinate amount.

Net Maximum Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Class 1-A Certificates is equal to the weighted average of the Net Maximum Rates of the Group 1 Mortgage Loans.

The “Net Maximum Rate Cap” for the 2-A1A Certificates is equal to the weighted average of the Net Maximum Rates of the Group 2 Mortgage Loans.

Carryover Shortfall

Amount:

The Class A and Subordinate Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to (i) the Class 1-X Certificates, in the case of the Class 1-A Certificates, (ii) the Class 2-X Certificates in the case of the Class 2-A1A, Class 2-A2A and Class 2-A2B Certificates and (iii) the Class 3-X Certificates, in the case of the Subordinate Certificates (after the reduction due to Net Deferred Interest allocable to the Class 1-X, Class 2-X and Class 3-X Certificates, respectively) and additionally in the case of the Class 2-A2A and Class 2-A2B Certificates amounts available from the Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A Certificates and for any Distribution Date equals (x) the Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class 2-A1A, Class 2-A2A and Class 2-A2B Certificates and for any Distribution Date equals (x) the Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date, adjusted for the related Interest Accrual Period.

The “Adjusted Cap Rate” for the Class 1-X, Class 2-X and Class 3-X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class 1-X, Class 2-X and Class 3-X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of the related Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the related Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the related Mortgage Loans as of the first day of the month prior to such Distribution Date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class 1-X, Class 2-X and Class 3-X Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Class A-R, Class 1-A, Class 2-A1A, Class 2-A2A, Class 2-A2B and Subordinate Certificates.

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and Mortgage Loan Group is the excess, if any, of Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the components of the related Class PO Certificates in the case of the Class 1-X, Class 2-X and Class 3-X Certificates).

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of the Class 2-A2A and Class 2-A2B Certificates. The notional balance of the YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth in the related schedule below and (ii) the aggregate balance of the Class 2-A2A and Class 2-A2B Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. For each YMA, such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 11.00%.  The Yield Maintenance Agreements will terminate after the Distribution Date in February 2014.  Any payments received from the Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 2-A2A and Class 2-A2B Certificates, provided that payments will be allocated pro rata based on class principal balance, as applicable.

The Class 2-A2A and Class 2-A2B Certificates Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	N/A	N/A	35	404,864,321.67	9.56618	69	180,154,971.55	9.56916
2	926,032,620.75	9.56163	36	393,643,706.66	9.25774	70	175,726,464.65	9.26050
3	904,948,181.88	9.25331	37	382,638,584.41	9.25788	71	171,405,375.89	9.56921
4	884,258,630.12	9.56188	38	375,223,814.46	9.56660	72	167,189,121.43	9.26055
5	863,966,909.92	9.25355	39	367,945,252.65	9.25812	73	163,075,179.23	9.26058
6	844,065,841.30	9.25367	40	360,747,637.72	9.56684	74	159,061,087.64	9.56929
7	824,529,915.11	10.24527	41	353,561,665.65	9.25846	75	155,144,443.85	9.26063
8	805,361,560.55	9.25393	42	346,511,690.55	9.25869	76	151,322,902.61	9.56935
9	786,554,455.35	9.56254	43	339,499,495.09	10.25083	77	147,594,174.79	9.26069
10	768,104,130.98	9.25421	44	332,500,756.12	9.25909	78	143,956,026.04	9.26071
11	750,001,173.64	9.56282	45	325,461,886.51	9.56813	79	140,406,275.50	9.89941
12	732,246,028.97	9.25448	46	318,157,476.38	9.25975	80	136,942,794.53	9.26077
13	714,830,034.59	9.25461	47	310,836,152.04	9.56860	81	133,563,505.46	9.56949
14	697,740,434.13	9.56324	48	303,272,199.47	9.25996	82	130,266,380.34	9.26082
15	680,969,008.90	9.25487	49	295,878,934.69	9.26000	83	127,049,439.82	9.56955
16	664,512,385.84	9.56350	50	288,649,546.78	9.56869	84	123,910,751.93	9.26088
17	648,372,995.02	9.25512	51	281,594,856.29	9.26004	85	120,848,430.99	9.26091
18	632,545,102.81	9.25525	52	274,710,671.08	9.56873	86	117,860,636.48	9.56963
19	617,008,196.86	10.24702	53	267,992,899.16	9.26009	87	114,945,571.95	9.26097
20	601,764,289.20	9.25552	54	261,437,546.31	9.26011	88	112,101,484.04	9.56969
21	586,804,034.92	9.56418	55	255,040,713.71	10.25229	89	109,326,661.36	9.26102
22	572,128,353.85	9.25581	56	248,798,595.73	9.26016	90	106,619,433.55	9.26105
23	557,729,891.57	9.56448	57	242,707,477.66	9.56885	91	103,978,170.26	10.25334
24	543,608,855.93	9.25608	58	236,763,733.59	9.26020	92	101,401,280.25	9.26111
25	529,758,307.78	9.25622	59	230,963,824.24	9.56890	93	98,887,210.37	9.56985
26	516,168,006.55	9.56490	60	225,304,294.92	9.26025	94	96,434,444.77	9.26117
27	502,831,369.53	9.25649	61	219,781,773.56	9.26028	95	94,041,503.88	9.56991
28	489,745,720.12	9.56517	62	214,392,968.66	9.56898	96	91,706,943.65	9.26123
29	476,913,059.94	9.25674	63	209,134,667.41	9.26033	97	89,429,354.63	9.26126
30	464,328,807.94	9.25687	64	204,003,733.84	9.56903	98	87,207,361.19	9.57001
31	451,976,467.15	9.89541	65	198,997,106.95	9.26037	99	85,039,620.67	9.26133
32	439,857,700.28	9.25714	66	194,111,798.92	9.26040	100	82,924,822.64	9.57007
33	427,968,479.99	9.56587	67	189,344,893.40	10.25261	101	80,861,688.11	9.26139
34	416,305,982.69	9.25745	68	184,693,543.78	9.26045	102	78,848,968.77	9.26142

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, pro rata, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class 1-X, Class 2-X and Class 3-X Certificates will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class 1-X, Class 2-X and Class 3-X Certificates);

2)

Class R Certificates, principal from the Group 1 Mortgage Loans, until the principal balance of such class has been reduced to zero;

3)

Class A Certificates, principal, concurrently:

(a)

From the Group 1 Mortgage Loans principal, first to the Class 1-A Certificates and second pro rata to the Class 1-PO and the group 1 principal only component of the Class 3-PO, until the principal balance of such Class or Classes is reduced to zero;

(b)

From the Group 2 Mortgage Loans principal, first pro rata to the Class 2-A1A, Class 2-A2A and Class 2-A2B Certificates and second to the Class 2-PO and the group 2 principal only component of the Class 3-PO, until the principal balance of such Class or Classes is reduced to zero;

4)

Class A Certificates, to pay the Carryover Shortfall Amount, (after giving effect to payments received under the YMA, as applicable), if any, to the extent of interest distributable to the Class X Certificates;

5)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6)

Class B-1 Certificates, principal allocable to such Class;

7)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)

Class B-2 Certificates, principal allocable to such Class;

9)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)

Class B-3 Certificates, principal allocable to such Class;

11)

Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;

12)

Class B-4 Certificates, principal allocable to such Class;

13)

Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;

14)

Class B-5 Certificates, principal allocable to such Class;

15)

Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;

16)

Class B-6 Certificates, principal allocable to such Class;

17)

Class B-7 Certificates, accrued and unpaid interest at the Class B-7 Certificate Interest Rate;

18)

Class B-7 Certificates, principal allocable to such Class;

19)

Class B-8 Certificates, accrued and unpaid interest at the Class B-8 Certificate Interest Rate;

20)

Class B-8 Certificates, principal allocable to such Class;

21)

Class B-9 Certificates, accrued and unpaid interest at the Class B-9 Certificate Interest Rate;

22)

Class B-9 Certificates, principal allocable to such Class;

23)

Class B-10 Certificates, accrued and unpaid interest at the Class B-10 Certificate Interest Rate;

24)

Class B-10 Certificates, principal allocable to such Class;

25)

Class B-11, Class B-12 and Class B-13 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

26)

to the Subordinate Certificates, sequentially in numerical order, to pay any related Carryover Shortfall Amount from amounts remaining and otherwise distributable with respect to the Class X Certificates (after giving effect to any Net Deferred Interest amount allocated to the X Certificates)

27)

Class R Certificate, any remaining amount.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Yield Tables (%)

Class 2-A1A To Optional Call Date
	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	4.70	3.52	2.74	2.19	1.50
MDUR (yr)	3.94	3.07	2.45	2.00	1.41
First Prin Pay	1	1	1	1	1
Last Prin Pay	155	118	94	77	55

Class 2-A1A Maturity
	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	5.05	3.83	2.99	2.39	1.62
MDUR (yr)	4.11	3.24	2.61	2.14	1.50
First Prin Pay	1	1	1	1	1
Last Prin Pay	358	358	358	358	358

Class 2-A2A To Optional Call Date
	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	4.70	3.52	2.74	2.19	1.50
MDUR (yr)	4.00	3.10	2.47	2.01	1.40
First Prin Pay	1	1	1	1	1
Last Prin Pay	155	118	94	77	55

Class 2-A2A Maturity
	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	5.05	3.83	2.99	2.39	1.62
MDUR (yr)	4.19	3.28	2.63	2.14	1.49
First Prin Pay	1	1	1	1	1
Last Prin Pay	358	358	358	358	358

Yield Tables (%)

Class 2-A2B To Optional Call Date
	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	4.70	3.52	2.74	2.19	1.50
MDUR (yr)	3.98	3.09	2.46	2.00	1.40
First Prin Pay	1	1	1	1	1
Last Prin Pay	155	118	94	77	55

Class 2-A2B Maturity
	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	5.05	3.83	2.99	2.39	1.62
MDUR (yr)	4.17	3.27	2.62	2.14	1.49
First Prin Pay	1	1	1	1	1
Last Prin Pay	358	358	358	358	358

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class 2-A2A and Class 2-A2B Certificates will be equal to 11.00% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1)

Assumes one-month LIBOR and MTA increases instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)

Assumes proceeds from the related Yield Maintenance Agreement are included

Total Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$2,731,638,085	$13,216	$4,989,075
Average Scheduled Principal Balance	$375,225
Number of Mortgage Loans	7,280

Weighted Average Gross Coupon	5.450%	4.587%	9.387%
Weighted Average FICO Score	645	436	829
Weighted Average Combined Original LTV	69.63%	7.58%	100.00%

Weighted Average Original Term	360 months	180 months	360 months
Weighted Average Stated Remaining Term	348 months	159 months	358 months
Weighted Average Seasoning	12 months	2 months	31 months

Weighted Average Gross Margin	2.713%	1.850%	6.650%
Weighted Average Minimum Interest Rate	2.713%	1.850%	6.650%
Weighted Average Maximum Interest Rate	9.933%	8.950%	14.700%

Weighted Average Months to Roll	1 months	1 months	1 months

Weighted Average Neg Am Limit	123%	110	125
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60	60	60

Maturity Date		Oct 1 2018	May 1 2035
Maximum Zip Code Concentration	0.69%	90210

ARM	100.00%

Monthly MTA	100.00%

Not Interest Only	100.00%

Prepay Penalty: 12 months	67.78%
Prepay Penalty: 36 months	22.86%
Prepay Penalty: 0 months	9.34%
Prepay Penalty: 30 months	0.02%
Prepay Penalty: 60 months	0.00%

First Lien	100.00%

Reduced Documentation	65.13%
Full Documentation	34.87%

Cash Out Refinance	56.71%
Purchase	26.40%
Rate/Term Refinance	16.87%
Refi - Prop Improvement	0.02%

Single Family	80.62%
Condominium	12.49%
Two-Four Family	6.19%
Co-op	0.54%
Townhouse	0.12%
Mfg Home	0.04%

Primary	87.33%
Investor	9.78%
Second Home	2.89%

Top 5 States:
California	66.53%
Florida	14.72%
New York	9.71%
Illinois	5.34%
Washington	3.71%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	58	2,245,458.56	0.08%	5.506	345	58.65	641
50,000.01 - 100,000.00	344	27,597,868.31	1.01%	5.527	346	63.81	631
100,000.01 - 150,000.00	769	97,526,153.37	3.57%	5.483	347	65.70	633
150,000.01 - 200,000.00	918	160,827,183.75	5.89%	5.464	348	67.04	634
200,000.01 - 250,000.00	940	210,934,380.58	7.72%	5.449	348	69.40	634
250,000.01 - 300,000.00	793	216,768,951.12	7.94%	5.415	348	70.75	637
300,000.01 - 350,000.00	669	216,406,956.29	7.92%	5.444	348	69.98	639
350,000.01 - 400,000.00	527	197,975,764.62	7.25%	5.389	348	72.15	650
400,000.01 - 450,000.00	429	181,446,151.73	6.64%	5.421	347	71.72	648
450,000.01 - 500,000.00	348	165,019,637.55	6.04%	5.388	348	72.91	653
500,000.01 - 550,000.00	283	148,246,512.13	5.43%	5.371	347	72.65	654
550,000.01 - 600,000.00	205	118,169,164.26	4.33%	5.362	347	73.19	653
600,000.01 - 650,000.00	179	111,671,375.23	4.09%	5.466	348	72.74	647
650,000.01 - 700,000.00	122	81,713,751.29	2.99%	5.381	348	71.15	654
700,000.01 - 750,000.00	103	74,737,696.84	2.74%	5.449	348	71.91	648
750,000.01 - 800,000.00	83	64,191,446.67	2.35%	5.491	348	70.24	645
800,000.01 - 850,000.00	57	46,973,586.25	1.72%	5.458	348	68.30	649
850,000.01 - 900,000.00	44	38,465,814.77	1.41%	5.468	349	70.31	644
900,000.01 - 950,000.00	33	30,382,255.07	1.11%	5.562	346	71.40	653
950,000.01 - 1,000,000.00	60	58,953,055.53	2.16%	5.349	348	67.35	649
1,000,000.01+	316	481,384,921.43	17.62%	5.560	348	65.18	650
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	188	74,551,849.27	2.73%	4.875	345	74.78	676
5.000 - 5.499	4,733	1,781,505,098.71	65.22%	5.285	347	68.97	645
5.500 - 5.999	1,953	689,645,429.00	25.25%	5.710	348	70.58	646
6.000 - 6.499	344	154,997,678.52	5.67%	6.181	351	69.76	634
6.500 - 6.999	51	24,567,175.54	0.90%	6.657	352	73.79	619
7.000 - 7.499	10	5,463,859.35	0.20%	7.192	352	70.87	608
9.000 - 9.499	1	906,994.96	0.03%	9.387	345	70.00	639
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
400-499	124	40,628,765.24	1.49%	5.420	348	69.37	482
500-519	109	38,970,114.78	1.43%	5.478	348	69.09	510
520-539	183	59,160,716.80	2.17%	5.403	348	70.71	530
540-559	311	103,205,425.27	3.78%	5.470	349	67.83	550
560-579	396	145,306,292.37	5.32%	5.465	348	68.70	570
580-599	602	229,099,204.66	8.39%	5.455	349	66.82	590
600-619	748	270,618,767.30	9.91%	5.476	349	68.56	610
620-639	973	345,784,978.98	12.66%	5.476	349	68.70	630
640-659	1,041	372,564,763.98	13.64%	5.475	348	69.90	650
660-679	895	331,126,198.35	12.12%	5.427	348	69.25	669
680-699	741	291,393,498.13	10.67%	5.460	347	70.50	689
700-719	453	189,367,760.27	6.93%	5.410	347	70.74	708
720-739	271	126,103,081.14	4.62%	5.475	347	70.63	729
740-759	180	80,679,106.66	2.95%	5.370	346	74.44	750
760-779	124	54,559,275.44	2.00%	5.286	346	74.71	769
780-799	66	30,411,376.30	1.11%	5.293	345	76.77	789
800+	31	12,536,005.94	0.46%	5.195	341	77.88	811
None	32	10,122,753.74	0.37%	5.788	350	68.59	0
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	651	199,623,959.14	7.31%	5.399	348	41.26	636
50.00- 54.99	334	129,247,657.44	4.73%	5.427	348	52.31	635
55.00- 59.99	372	151,290,112.46	5.54%	5.447	348	57.60	636
60.00- 64.99	551	241,902,922.30	8.86%	5.433	348	62.03	639
65.00- 69.99	839	323,241,605.63	11.83%	5.474	348	67.04	638
70.00- 74.99	1,147	421,001,614.52	15.41%	5.492	348	71.72	633
75.00- 79.99	1,531	565,733,599.49	20.71%	5.466	348	76.40	647
80.00	1,695	644,989,774.10	23.61%	5.424	347	80.00	663
80.01- 84.99	39	15,874,263.82	0.58%	5.451	349	82.64	655
85.00- 89.99	57	21,036,230.01	0.77%	5.503	346	86.80	670
90.00- 94.99	26	7,332,033.14	0.27%	5.388	347	90.19	659
95.00- 99.99	33	7,566,450.26	0.28%	5.250	350	95.00	591
100.00	5	2,797,863.04	0.10%	5.405	348	100.00	645
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	15	2,947,183.27	0.11%	5.412	168	60.15	635
360	7,265	2,728,690,902.08	99.89%	5.450	348	69.64	645
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	15	2,947,183.27	0.11%	5.412	168	60.15	635
301-354	6,582	2,451,745,301.72	89.75%	5.419	347	69.68	646
355-357	670	267,778,424.44	9.80%	5.721	356	68.88	631
358-360	13	9,167,175.92	0.34%	5.759	358	80.48	683
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Monthly MTA	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	663	255,211,135.99	9.34%	5.330	348	69.39	653
Prepay Penalty: 12 months	4,737	1,851,455,176.39	67.78%	5.396	348	69.71	647
Prepay Penalty: 30 months	2	445,829.06	0.02%	5.187	348	77.48	670
Prepay Penalty: 36 months	1,877	624,462,600.76	22.86%	5.657	349	69.47	637
Prepay Penalty: 60 months	1	63,343.15	0.00%	5.387	357	72.22	625
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	4,440	1,779,091,485.20	65.13%	5.468	348	67.60	640
Full Documentation	2,840	952,546,600.15	34.87%	5.416	347	73.42	654
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	4,181	1,549,152,740.55	56.71%	5.482	348	66.52	641
Purchase	1,800	721,059,863.63	26.40%	5.361	348	75.79	657
Rate/Term Refinance	1,296	460,777,793.20	16.87%	5.480	348	70.41	641
Refi - Prop Improvement	3	647,687.97	0.02%	5.796	355	73.64	616
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	5,661	2,202,239,187.38	80.62%	5.434	348	69.49	644
Condominium	1,024	341,218,722.97	12.49%	5.441	347	71.28	645
Two-Four Family	541	169,075,733.48	6.19%	5.676	348	68.83	654
Co-op	38	14,757,825.68	0.54%	5.387	349	58.43	648
Townhouse	10	3,143,403.83	0.12%	5.361	350	76.75	649
Mfg Home	6	1,203,212.01	0.04%	5.624	345	77.93	645
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	5,913	2,385,477,572.40	87.33%	5.414	348	69.64	643
Investor	1,161	267,222,248.68	9.78%	5.766	349	68.98	661
Second Home	206	78,938,264.27	2.89%	5.452	346	71.49	655
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
California	4,526	1,817,238,779.65	66.53%	5.426	348	68.95	645
Florida	1,313	402,209,800.71	14.72%	5.500	347	72.00	648
Illinois	508	145,765,509.45	5.34%	5.520	348	72.24	650
New York	573	265,146,111.74	9.71%	5.512	347	67.74	638
Washington	360	101,277,883.80	3.71%	5.414	348	73.48	647
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	16	6,437,934.51	0.24%	4.655	341	78.82	700
2.000 - 2.499	1,689	651,628,944.79	23.85%	5.097	348	70.32	646
2.500 - 2.999	4,445	1,637,418,497.79	59.94%	5.436	347	69.13	646
3.000 - 3.499	990	360,124,756.64	13.18%	5.933	351	70.01	642
3.500 - 3.999	115	63,110,681.37	2.31%	6.417	351	71.56	628
4.000 - 4.499	20	10,645,770.59	0.39%	6.966	352	73.90	621
4.500 - 4.999	4	1,364,504.70	0.05%	7.338	350	68.34	600
6.500 - 6.999	1	906,994.96	0.03%	9.387	345	70.00	639
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	16	6,437,934.51	0.24%	4.655	341	78.82	700
2.000 - 2.499	1,689	651,628,944.79	23.85%	5.097	348	70.32	646
2.500 - 2.999	4,445	1,637,418,497.79	59.94%	5.436	347	69.13	646
3.000 - 3.499	990	360,124,756.64	13.18%	5.933	351	70.01	642
3.500 - 3.999	115	63,110,681.37	2.31%	6.417	351	71.56	628
4.000 - 4.499	20	10,645,770.59	0.39%	6.966	352	73.90	621
4.500 - 4.999	4	1,364,504.70	0.05%	7.338	350	68.34	600
6.500 - 6.999	1	906,994.96	0.03%	9.387	345	70.00	639
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
8.500 - 8.999	886	327,188,317.49	11.98%	5.246	342	69.68	653
9.000 - 9.499	183	67,481,145.22	2.47%	5.543	342	67.30	669
9.500 - 9.999	4,555	1,694,269,827.57	62.02%	5.348	348	69.15	641
10.000 -10.499	1,360	439,167,479.64	16.08%	5.670	351	70.30	653
10.500 -10.999	205	148,643,383.83	5.44%	6.003	351	72.66	643
11.000 -11.499	57	42,673,332.87	1.56%	6.442	352	72.62	629
11.500 -11.999	12	5,463,878.31	0.20%	6.552	351	79.24	623
12.500 -12.999	8	3,525,394.38	0.13%	5.782	346	78.73	620
13.000 -13.499	7	1,512,601.78	0.06%	6.022	346	75.30	660
13.500 -13.999	3	744,592.32	0.03%	6.477	348	73.65	598
14.000 -14.499	3	564,112.43	0.02%	7.256	346	58.77	589
14.500 -14.999	1	404,019.51	0.01%	7.387	347	50.62	694
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	665	293,836,332.61	10.76%	5.520	347	68.30	640
125.000	6,615	2,437,801,752.74	89.24%	5.441	348	69.79	646
Total	7,280	2,731,638,085.35	100.00%	5.450	348	69.63	645

Group 1 Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,009,563,708	$13,216	$679,201
Average Scheduled Principal Balance	$216,134
Number of Mortgage Loans	4,671

Weighted Average Gross Coupon	5.461%	4.587%	7.487%
Weighted Average FICO Score	637	436	829
Weighted Average Combined Original LTV	69.00%	7.58%	95.00%

Weighted Average Original Term	359 months	180 months	360 months
Weighted Average Stated Remaining Term	348 months	159 months	358 months
Weighted Average Seasoning	12 months	2 months	31 months

Weighted Average Gross Margin	2.724%	1.850%	4.750%
Weighted Average Minimum Interest Rate	2.724%	1.850%	4.750%
Weighted Average Maximum Interest Rate	9.928%	8.950%	14.450%

Weighted Average Months to Roll	1 months	1 months	1 months

Weighted Average Neg Am Limit	124%	110	125
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60	60	60

Maturity Date		Oct 1 2018	May 1 2035
Maximum Zip Code Concentration	0.53%	90280

ARM	100.00%

Monthly MTA	100.00%

Not Interest Only	100.00%

Prepay Penalty: 12 months	62.43%
Prepay Penalty: 36 months	28.48%
Prepay Penalty: 0 months	9.05%
Prepay Penalty: 30 months	0.04%

First Lien	100.00%

Reduced Documentation	57.65%
Full Documentation	42.35%

Cash Out Refinance	59.04%
Purchase	23.03%
Rate/Term Refinance	17.87%
Refi - Prop Improvement	0.06%

Single Family	72.41%
Condominium	13.56%
Two-Four Family	13.38%
Co-op	0.46%
Townhouse	0.11%
Mfg Home	0.08%

Primary	76.85%
Investor	20.70%
Second Home	2.45%

Top 5 States:
California	62.33%
Florida	17.09%
New York	7.94%
Illinois	7.30%
Washington	5.33%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	57	2,204,582.60	0.22%	5.514	345	58.62	641
50,000.01 - 100,000.00	343	27,534,525.16	2.73%	5.527	346	63.79	631
100,000.01 - 150,000.00	767	97,277,484.63	9.64%	5.483	347	65.66	633
150,000.01 - 200,000.00	911	159,622,750.76	15.81%	5.464	348	66.90	634
200,000.01 - 250,000.00	938	210,493,428.46	20.85%	5.450	348	69.37	634
250,000.01 - 300,000.00	789	215,710,441.10	21.37%	5.417	348	70.69	637
300,000.01 - 350,000.00	663	214,396,658.02	21.24%	5.445	348	69.83	638
350,000.01 - 400,000.00	124	44,749,147.67	4.43%	5.483	349	70.92	636
400,000.01 - 450,000.00	43	18,152,139.12	1.80%	5.682	344	68.66	668
450,000.01 - 500,000.00	12	5,698,799.67	0.56%	5.645	347	76.83	692
500,000.01 - 550,000.00	11	5,748,704.60	0.57%	5.598	348	75.59	648
550,000.01 - 600,000.00	3	1,721,558.85	0.17%	5.682	351	75.29	645
600,000.01 - 650,000.00	8	4,903,903.16	0.49%	6.114	351	76.79	755
650,000.01 - 700,000.00	2	1,349,584.48	0.13%	5.501	342	67.36	597
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	95	21,305,812.29	2.11%	4.879	347	72.53	653
5.000 - 5.499	2,897	633,299,830.26	62.73%	5.290	347	69.03	635
5.500 - 5.999	1,413	298,023,238.79	29.52%	5.714	348	68.54	640
6.000 - 6.499	224	46,548,151.48	4.61%	6.145	351	69.10	640
6.500 - 6.999	37	9,589,519.92	0.95%	6.672	351	74.18	636
7.000 - 7.499	5	797,155.54	0.08%	7.280	350	55.64	616
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
400-499	92	19,225,618.93	1.90%	5.386	347	71.86	484
500-519	75	17,701,341.00	1.75%	5.422	348	70.50	510
520-539	131	27,212,945.95	2.70%	5.410	348	70.19	530
540-559	225	45,216,450.59	4.48%	5.443	348	67.88	550
560-579	258	56,769,586.64	5.62%	5.449	348	68.28	570
580-599	418	90,002,198.19	8.91%	5.428	348	67.48	590
600-619	513	111,124,443.14	11.01%	5.463	349	68.46	610
620-639	660	139,891,036.76	13.86%	5.469	348	68.20	630
640-659	677	141,187,289.24	13.98%	5.465	347	68.61	649
660-679	556	117,602,353.62	11.65%	5.462	348	69.15	669
680-699	460	100,889,442.05	9.99%	5.481	346	70.12	689
700-719	239	54,410,698.91	5.39%	5.477	347	69.28	708
720-739	144	31,855,765.73	3.16%	5.480	347	69.91	728
740-759	94	25,239,839.61	2.50%	5.523	346	72.32	750
760-779	64	15,437,829.52	1.53%	5.365	347	72.42	768
780-799	29	6,397,637.86	0.63%	5.317	344	70.76	789
800+	13	3,029,935.24	0.30%	5.208	342	74.45	814
None	23	6,369,295.30	0.63%	6.048	352	69.68	0
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	528	94,483,549.84	9.36%	5.448	347	39.94	632
50.00- 54.99	229	46,547,814.31	4.61%	5.428	348	52.37	637
55.00- 59.99	254	54,408,351.86	5.39%	5.446	348	57.64	639
60.00- 64.99	346	77,252,977.20	7.65%	5.473	348	62.51	634
65.00- 69.99	565	123,861,471.36	12.27%	5.497	348	67.15	631
70.00- 74.99	748	161,890,962.77	16.04%	5.497	348	71.83	632
75.00- 79.99	921	211,934,073.77	20.99%	5.460	348	76.39	635
80.00	980	215,762,084.47	21.37%	5.435	347	80.00	648
80.01- 84.99	11	2,681,631.32	0.27%	5.591	347	82.88	643
85.00- 89.99	40	10,377,363.77	1.03%	5.423	347	87.05	665
90.00- 94.99	19	4,194,451.44	0.42%	5.348	347	90.21	656
95.00- 99.99	30	6,168,976.17	0.61%	5.204	350	95.00	584
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	15	2,947,183.27	0.29%	5.412	168	60.15	635
360	4,656	1,006,616,525.01	99.71%	5.461	348	69.03	637
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	15	2,947,183.27	0.29%	5.412	168	60.15	635
301-354	4,230	906,459,440.24	89.79%	5.432	347	69.05	637
355-357	421	98,280,755.31	9.73%	5.728	356	68.55	630
358-360	5	1,876,329.46	0.19%	5.386	358	81.83	717
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Monthly MTA	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	423	91,342,774.06	9.05%	5.317	347	69.74	647
Prepay Penalty: 12 months	2,890	630,290,568.40	62.43%	5.384	348	68.62	637
Prepay Penalty: 30 months	2	445,829.06	0.04%	5.187	348	77.48	670
Prepay Penalty: 36 months	1,356	287,484,536.76	28.48%	5.676	348	69.60	632
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	2,690	582,057,370.30	57.65%	5.465	348	66.36	632
Full Documentation	1,981	427,506,337.98	42.35%	5.455	347	72.60	644
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	2,728	596,063,319.28	59.04%	5.491	348	65.92	635
Purchase	1,073	232,460,376.95	23.03%	5.362	348	76.42	644
Rate/Term Refinance	867	180,392,324.08	17.87%	5.487	348	69.61	632
Refi - Prop Improvement	3	647,687.97	0.06%	5.796	355	73.64	616
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	3,428	730,983,223.63	72.41%	5.437	348	69.03	634
Condominium	707	136,857,336.01	13.56%	5.426	347	70.25	638
Two-Four Family	497	135,098,106.35	13.38%	5.624	348	67.85	649
Co-op	28	4,636,169.57	0.46%	5.496	350	59.40	640
Townhouse	6	1,147,014.17	0.11%	5.329	348	72.07	677
Mfg Home	5	841,858.55	0.08%	5.618	346	77.05	648
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	3,487	775,869,710.99	76.85%	5.397	347	69.15	631
Investor	1,053	208,956,905.38	20.70%	5.718	349	68.29	658
Second Home	131	24,737,091.91	2.45%	5.291	346	70.30	657
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
California	2,674	629,292,591.61	62.33%	5.443	348	67.25	636
Florida	1,004	172,549,030.55	17.09%	5.465	348	73.23	638
Illinois	391	73,746,796.19	7.30%	5.531	347	72.77	645
New York	319	80,133,971.77	7.94%	5.565	345	67.04	629
Washington	283	53,841,318.16	5.33%	5.408	348	73.72	645
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	5	1,006,937.04	0.10%	4.631	343	78.00	717
2.000 - 2.499	988	222,645,898.28	22.05%	5.095	349	70.58	630
2.500 - 2.999	2,860	612,021,725.72	60.62%	5.448	347	68.52	638
3.000 - 3.499	740	155,490,216.25	15.40%	5.912	350	68.16	644
3.500 - 3.999	62	15,200,876.84	1.51%	6.469	351	72.86	617
4.000 - 4.499	14	2,781,279.46	0.28%	6.889	349	70.29	665
4.500 - 4.999	2	416,774.69	0.04%	7.422	345	70.32	587
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	5	1,006,937.04	0.10%	4.631	343	78.00	717
2.000 - 2.499	988	222,645,898.28	22.05%	5.095	349	70.58	630
2.500 - 2.999	2,860	612,021,725.72	60.62%	5.448	347	68.52	638
3.000 - 3.499	740	155,490,216.25	15.40%	5.912	350	68.16	644
3.500 - 3.999	62	15,200,876.84	1.51%	6.469	351	72.86	617
4.000 - 4.499	14	2,781,279.46	0.28%	6.889	349	70.29	665
4.500 - 4.999	2	416,774.69	0.04%	7.422	345	70.32	587
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
8.500 - 8.999	528	113,804,302.20	11.27%	5.273	342	69.43	643
9.000 - 9.499	151	31,439,857.62	3.11%	5.616	342	67.61	659
9.500 - 9.999	2,812	620,170,131.02	61.43%	5.361	348	68.95	630
10.000 -10.499	1,049	212,431,384.02	21.04%	5.719	351	68.27	648
10.500 -10.999	92	23,339,199.61	2.31%	6.094	352	74.99	648
11.000 -11.499	15	3,872,491.63	0.38%	6.610	350	75.04	633
11.500 -11.999	9	1,572,963.61	0.16%	6.737	350	79.44	639
12.500 -12.999	4	898,540.70	0.09%	5.684	345	73.52	582
13.000 -13.499	5	726,133.12	0.07%	6.045	345	70.30	640
13.500 -13.999	3	744,592.32	0.07%	6.477	348	73.65	598
14.000 -14.499	3	564,112.43	0.06%	7.256	346	58.77	589
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	382	95,119,874.45	9.42%	5.564	346	68.10	634
125.000	4,289	914,443,833.83	90.58%	5.450	348	69.10	637
Total	4,671	1,009,563,708.28	100.00%	5.461	348	69.00	637

Group 2 Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,722,074,377	$40,876	$4,989,075
Average Scheduled Principal Balance	$660,052
Number of Mortgage Loans	2,609

Weighted Average Gross Coupon	5.443%	4.587%	9.387%
Weighted Average FICO Score	650	445	825
Weighted Average Combined Original LTV	69.99%	17.57%	100.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	348 months	329 months	358 months
Weighted Average Seasoning	12 months	2 months	31 months

Weighted Average Gross Margin	2.706%	1.850%	6.650%
Weighted Average Minimum Interest Rate	2.706%	1.850%	6.650%
Weighted Average Maximum Interest Rate	9.937%	8.950%	14.700%

Weighted Average Months to Roll	1 months	1 months	1 months

Weighted Average Neg Am Limit	123%	110	125
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60	60	60

Maturity Date		Dec 1 2032	May 1 2035
Maximum Zip Code Concentration	1.07%	90210

ARM	100.00%

Monthly MTA	100.00%

Not Interest Only	100.00%

Prepay Penalty: 12 months	70.91%
Prepay Penalty: 36 months	19.57%
Prepay Penalty: 0 months	9.52%
Prepay Penalty: 60 months	0.00%

First Lien	100.00%

Reduced Documentation	69.51%
Full Documentation	30.49%

Cash Out Refinance	55.35%
Purchase	28.37%
Rate/Term Refinance	16.28%

Single Family	85.44%
Condominium	11.87%
Two-Four Family	1.97%
Co-op	0.59%
Townhouse	0.12%
Mfg Home	0.02%

Primary	93.47%
Investor	3.38%
Second Home	3.15%

Top 5 States:
California	68.98%
Florida	13.34%
New York	10.74%
Illinois	4.18%
Washington	2.75%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	40,875.96	0.00%	5.037	341	60.00	0
50,000.01 - 100,000.00	1	63,343.15	0.00%	5.387	357	72.22	625
100,000.01 - 150,000.00	2	248,668.74	0.01%	5.195	342	82.52	700
150,000.01 - 200,000.00	7	1,204,432.99	0.07%	5.385	347	85.47	646
200,000.01 - 250,000.00	2	440,952.12	0.03%	5.282	347	81.10	624
250,000.01 - 300,000.00	4	1,058,510.02	0.06%	5.073	345	83.57	602
300,000.01 - 350,000.00	6	2,010,298.27	0.12%	5.276	343	85.22	703
350,000.01 - 400,000.00	403	153,226,616.95	8.90%	5.362	348	72.51	654
400,000.01 - 450,000.00	386	163,294,012.61	9.48%	5.392	348	72.06	645
450,000.01 - 500,000.00	336	159,320,837.88	9.25%	5.379	348	72.77	652
500,000.01 - 550,000.00	272	142,497,807.53	8.27%	5.361	347	72.54	654
550,000.01 - 600,000.00	202	116,447,605.41	6.76%	5.357	347	73.16	653
600,000.01 - 650,000.00	171	106,767,472.07	6.20%	5.436	348	72.55	645
650,000.01 - 700,000.00	120	80,364,166.81	4.67%	5.379	348	71.21	655
700,000.01 - 750,000.00	103	74,737,696.84	4.34%	5.449	348	71.91	648
750,000.01 - 800,000.00	83	64,191,446.67	3.73%	5.491	348	70.24	645
800,000.01 - 850,000.00	57	46,973,586.25	2.73%	5.458	348	68.30	649
850,000.01 - 900,000.00	44	38,465,814.77	2.23%	5.468	349	70.31	644
900,000.01 - 950,000.00	33	30,382,255.07	1.76%	5.562	346	71.40	653
950,000.01 - 1,000,000.00	60	58,953,055.53	3.42%	5.349	348	67.35	649
1,000,000.01+	316	481,384,921.43	27.95%	5.560	348	65.18	650
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	93	53,246,036.98	3.09%	4.873	345	75.68	685
5.000 - 5.499	1,836	1,148,205,268.45	66.68%	5.282	347	68.93	651
5.500 - 5.999	540	391,622,190.21	22.74%	5.708	349	72.14	651
6.000 - 6.499	120	108,449,527.04	6.30%	6.197	352	70.04	631
6.500 - 6.999	14	14,977,655.62	0.87%	6.647	352	73.54	612
7.000 - 7.499	5	4,666,703.81	0.27%	7.177	353	73.47	607
9.000 - 9.499	1	906,994.96	0.05%	9.387	345	70.00	639
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
400-499	32	21,403,146.31	1.24%	5.451	349	67.14	480
500-519	34	21,268,773.78	1.24%	5.525	348	67.91	510
520-539	52	31,947,770.85	1.86%	5.396	347	71.14	530
540-559	86	57,988,974.68	3.37%	5.491	349	67.80	550
560-579	138	88,536,705.73	5.14%	5.476	348	68.98	570
580-599	184	139,097,006.47	8.08%	5.472	349	66.39	590
600-619	235	159,494,324.16	9.26%	5.485	349	68.62	611
620-639	313	205,893,942.22	11.96%	5.481	349	69.04	631
640-659	364	231,377,474.74	13.44%	5.481	349	70.69	650
660-679	339	213,523,844.73	12.40%	5.407	348	69.30	669
680-699	281	190,504,056.08	11.06%	5.449	348	70.69	690
700-719	214	134,957,061.36	7.84%	5.382	347	71.33	708
720-739	127	94,247,315.41	5.47%	5.473	347	70.87	729
740-759	86	55,439,267.05	3.22%	5.300	346	75.41	749
760-779	60	39,121,445.92	2.27%	5.254	345	75.62	769
780-799	37	24,013,738.44	1.39%	5.287	345	78.38	789
800+	18	9,506,070.70	0.55%	5.190	341	78.97	810
None	9	3,753,458.44	0.22%	5.346	347	66.74	0
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	123	105,140,409.30	6.11%	5.355	348	42.45	640
50.00- 54.99	105	82,699,843.13	4.80%	5.427	348	52.28	634
55.00- 59.99	118	96,881,760.60	5.63%	5.447	348	57.58	634
60.00- 64.99	205	164,649,945.10	9.56%	5.415	349	61.80	642
65.00- 69.99	274	199,380,134.27	11.58%	5.459	348	66.97	643
70.00- 74.99	399	259,110,651.75	15.05%	5.488	349	71.65	634
75.00- 79.99	610	353,799,525.72	20.54%	5.470	348	76.40	655
80.00	715	429,227,689.63	24.93%	5.418	347	80.00	670
80.01- 84.99	28	13,192,632.50	0.77%	5.423	349	82.59	658
85.00- 89.99	17	10,658,866.24	0.62%	5.580	346	86.56	676
90.00- 94.99	7	3,137,581.70	0.18%	5.441	347	90.17	665
95.00- 99.99	3	1,397,474.09	0.08%	5.453	352	95.02	619
100.00	5	2,797,863.04	0.16%	5.405	348	100.00	645
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-354	2,352	1,545,285,861.48	89.73%	5.411	347	70.05	652
355-357	249	169,497,669.13	9.84%	5.718	356	69.07	632
358-360	8	7,290,846.46	0.42%	5.856	358	80.13	674
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Monthly MTA	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	240	163,868,361.93	9.52%	5.338	348	69.19	657
Prepay Penalty: 12 months	1,847	1,221,164,607.99	70.91%	5.402	348	70.28	652
Prepay Penalty: 36 months	521	336,978,064.00	19.57%	5.641	349	69.36	640
Prepay Penalty: 60 months	1	63,343.15	0.00%	5.387	357	72.22	625
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	1,750	1,197,034,114.90	69.51%	5.469	348	68.20	644
Full Documentation	859	525,040,262.17	30.49%	5.384	347	74.09	663
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	1,453	953,089,421.27	55.35%	5.476	348	66.90	645
Purchase	727	488,599,486.68	28.37%	5.360	347	75.49	662
Rate/Term Refinance	429	280,385,469.12	16.28%	5.476	348	70.91	646
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	2,233	1,471,255,963.75	85.44%	5.432	348	69.72	650
Condominium	317	204,361,386.96	11.87%	5.451	347	71.98	650
Two-Four Family	44	33,977,627.13	1.97%	5.884	349	72.71	671
Co-op	10	10,121,656.11	0.59%	5.337	349	57.99	652
Townhouse	4	1,996,389.66	0.12%	5.380	350	79.44	634
Mfg Home	1	361,353.46	0.02%	5.637	343	80.00	638
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	2,426	1,609,607,861.41	93.47%	5.422	348	69.87	649
Investor	108	58,265,343.30	3.38%	5.939	350	71.47	675
Second Home	75	54,201,172.36	3.15%	5.525	346	72.03	654
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
California	1,852	1,187,946,188.04	68.98%	5.417	348	69.86	650
Florida	309	229,660,770.16	13.34%	5.527	347	71.08	655
Illinois	117	72,018,713.26	4.18%	5.507	348	71.70	654
New York	254	185,012,139.97	10.74%	5.489	348	68.04	642
Washington	77	47,436,565.64	2.75%	5.420	347	73.21	650
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	11	5,430,997.47	0.32%	4.660	340	78.98	697
2.000 - 2.499	701	428,983,046.51	24.91%	5.099	348	70.18	654
2.500 - 2.999	1,585	1,025,396,772.07	59.54%	5.428	347	69.49	651
3.000 - 3.499	250	204,634,540.39	11.88%	5.948	351	71.42	641
3.500 - 3.999	53	47,909,804.53	2.78%	6.400	351	71.15	631
4.000 - 4.499	6	7,864,491.13	0.46%	6.993	353	75.18	608
4.500 - 4.999	2	947,730.01	0.06%	7.301	352	67.48	606
6.500 - 6.999	1	906,994.96	0.05%	9.387	345	70.00	639
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	11	5,430,997.47	0.32%	4.660	340	78.98	697
2.000 - 2.499	701	428,983,046.51	24.91%	5.099	348	70.18	654
2.500 - 2.999	1,585	1,025,396,772.07	59.54%	5.428	347	69.49	651
3.000 - 3.499	250	204,634,540.39	11.88%	5.948	351	71.42	641
3.500 - 3.999	53	47,909,804.53	2.78%	6.400	351	71.15	631
4.000 - 4.499	6	7,864,491.13	0.46%	6.993	353	75.18	608
4.500 - 4.999	2	947,730.01	0.06%	7.301	352	67.48	606
6.500 - 6.999	1	906,994.96	0.05%	9.387	345	70.00	639
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
8.500 - 8.999	358	213,384,015.29	12.39%	5.232	342	69.81	658
9.000 - 9.499	32	36,041,287.60	2.09%	5.478	342	67.04	678
9.500 - 9.999	1,743	1,074,099,696.55	62.37%	5.341	348	69.26	648
10.000 -10.499	311	226,736,095.62	13.17%	5.625	351	72.20	658
10.500 -10.999	113	125,304,184.22	7.28%	5.985	350	72.22	642
11.000 -11.499	42	38,800,841.24	2.25%	6.425	352	72.37	628
11.500 -11.999	3	3,890,914.70	0.23%	6.477	352	79.16	617
12.500 -12.999	4	2,626,853.68	0.15%	5.815	346	80.52	634
13.000 -13.499	2	786,468.66	0.05%	6.000	347	79.92	678
14.500 -14.999	1	404,019.51	0.02%	7.387	347	50.62	694
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	283	198,716,458.16	11.54%	5.499	348	68.39	642
125.000	2,326	1,523,357,918.91	88.46%	5.436	348	70.20	651
Total	2,609	1,722,074,377.07	100.00%	5.443	348	69.99	650